Litigation	6 Months Ended
Jun. 30, 2018
Loss Contingency Information About Litigation Matters [Abstract]
Litigation

Note 11. Litigation

Previously Disclosed Litigation in Israel and California and California Arbitration

The Company, executive officers Joe Payne (CEO) and Pad Chivukula (COO and CSO) and certain former and current members of the Company’s board of directors were party to now terminated lawsuits filed in Israel and California and an arbitration in California.  These lawsuits and the arbitration emanated from disputes among certain of these parties in connection with actions taken by former board members to terminate the employment of Mr. Payne and Dr. Chivukula and lawsuits filed by Mr. Payne in response to these terminations.

As described in Note 1, Mr. Payne and Dr. Chivukula have been reappointed to their roles as CEO (Payne) and COO and CSO (Chivukula) with the Company and the Company entered into an Agreement and Release with its current officers and certain former directors and officers to terminate all of the then ongoing litigation in Israel and the Unites States and the arbitration that arose in connection with the terminations of Mr. Payne and Dr. Chivukula.  Accordingly, all of the previously described lawsuits and the arbitration have been dismissed with prejudice.